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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported) 8/24/04


                                   DVL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-8356                   13-2892858
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


             70 East 55th Street, New York, NY                      10022
------------------------------------------------------------   -----------------
         (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (212) 350-9900


================================================================================

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    Changes in Registrant's Certifying Accountant.

On August 24, 2004, DVL, Inc. (the "Company"), with approval of the Audit Committee of the Board of Directors of the Company, dismissed Eisner LLP ("Eisner LLP") as the Company's independent auditors.

The audit reports of Eisner LLP on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2002 and 2003, and for the interim period through August 24, 2004, the date the engagement of Eisner LLP by the Company ended, there were no disagreements with Eisner LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Eisner LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

During the fiscal years ended December 31, 2002 and 2003, and for the interim period through August 24, 2004, the date the engagement of Eisner LLP by the Company ended, Eisner LLP did not advise the Company of any reportable events under Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

The Company has provided Eisner LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 hereto is a copy of the letter from Eisner LLP to the Securities and Exchange Commission, dated August 30, 2004, stating that it agrees with such statements.

On August 24, 2004, the Company, with approval of the Audit Committee of the Board of Directors of the Company, engaged Imowitz Koenig & Co., LLP ("IKC") as the Company's new independent auditors. During the fiscal years ended December 31, 2002 and 2003, and for the interim period through August 24, 2004, the date the engagement of Eisner LLP with the Company ended, neither the Company nor anyone acting on the Company's behalf consulted IKC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided by IKC to the Company that IKC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a "disagreement", as that term is described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended, and the related instructions to Item 304 of Regulation S-K, or a "reportable event", as the term is described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01.    Financial Statements and Exhibits

(c) Exhibits.

16.1 Letter from Eisner LLP to the Securities and Exchange Commission, dated August 30, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             DVL, INC.
                                                           ------------
                                                           (Registrant)

Date  August 30, 2004
      ----------------------------------------

                                                  By     /s/ Jay Thailer
                                                  Name:  Jay Thailer
                                                  Title: Chief Financial Officer